UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

Loop Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Office)	(Zip Code)

(213) 436-2100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Loan Agreement

As previously announced, on February 23, 2022, Loop Media, Inc. (the “Company”) entered into a Non-Revolving Line of Credit Loan Agreement (the “Prior Loan Agreement”), with Excel Family Partners, LLLP (“Excel”), an entity managed by Bruce Cassidy, a member of the Company’s board of directors, for aggregate loans of up to $1.5 million, which was amended on April 13, 2022, to increase the aggregate amount to $2.0 million (the “$2m Loan”).

Effective as of April 25, 2022, the Company entered into a Non-Revolving Line of Credit Loan Agreement (the “Loan Agreement”) with Excel for principal amount of up to $4,022,986 (the “Loan”), evidenced by a Non-Revolving Line of Credit Promissory Note (the “Note”), also effective as of April 25, 2022. The Loan matures eighteen (18) months from the date of the Loan Agreement and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to twelve (12) percent per year.

As provided for in Section 5.3 of the Loan Agreement, on April 25, 2022, the Company used $2.022 million of the proceeds of the Loan to pre-pay all of the remaining outstanding principal and interest of the $2m Loan, in accordance with Section 2.5 of the Prior Loan Agreement, which Prior Loan Agreement was terminated as of April 25, 2022.

In connection with the Loan, on April 25, 2022, the Company issued a warrant (the “Warrant”) for an aggregate of up to 1,149,425 shares of the Company’s common stock (the “Warrant Shares”). The Warrant has an exercise price of $1.75 per share, expires on April 25, 2025 (the “Expiration Date”) and shall be exercisable at any time prior to the Expiration Date.

Under the Loan Agreement, the Company has granted to Excel a security interest in all of the Company’s present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof.

The descriptions of the Loan Agreement, the Note and the Warrant are qualified in their entirety by reference to the full texts of the Loan Agreement, the Note and the Warrant, which are incorporated by reference herein. Copies of the Loan Agreement, the Note and the Warrant are included herein as Exhibits 10.1, 10.2 and 4.1, respectively.

Item 1.02 Termination of a Material Definitive Agreement

The information in Item 1.01 with respect to the Prior Loan Agreement is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 with respect to the Loan Agreement is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information in Item 1.01 with respect to the Warrant is incorporated by reference into this Item 3.02. The issuance of the Warrant was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Warrant was issued in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemptions set forth in Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Warrant, dated April 25, 2022.

10.1	Non-Revolving Line of Credit Loan Agreement, effective as of April 25, 2022, by and between the Company and Excel Family Partners, LLLP.

10.2	Non-Revolving Line of Credit Promissory Note, dated April 25, 2022, by and between the Company and Excel Family Partners, LLLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2022	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO